UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2018

OVID THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38085	46-5270895
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1460 Broadway, Suite 15044 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 661-7661

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On January 19, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of Ovid Therapeutics Inc. (the “Company”) approved 2017 cash bonuses, 2018 annual base salaries, 2018 bonus targets and equity awards for the Company’s named executive officers (each, an “Executive”), as set forth below.

2017 Cash Bonuses, 2018 Annual Base Salaries and 2018 Bonus Targets

The Committee approved the following 2017 cash bonuses, 2018 annual base salaries, which salaries are effective January 1, 2018, and 2018 bonus targets for the Executives:

Name and Title	2017 Cash Bonus	2018 Annual Base Salary	2018 Bonus Target
Jeremy M. Levin, DPhil, MB BChir Chief Executive Officer	$218,875	$530,450	50%
Amit Rakhit, MD Chief Medical & Portfolio Management Officer	$157,590	$401,700	35%
Dirk Haasner, PhD, MPM Senior Vice President, Global Regulatory Affairs & Manufacturing	$88,374	$348,140	30%

Equity Awards

The Committee approved and granted options to purchase shares of the Company’s common stock to the Executives as annual equity incentive awards granted pursuant to the Company’s 2017 Equity Incentive Plan, which grants are set forth in the table below.

Name and Title	2018 Annual Option Grant (shares)
Jeremy M. Levin, DPhil, MB BChir Chief Executive Officer	290,000
Amit Rakhit, MD Chief Medical & Portfolio Management Officer	95,000
Dirk Haasner, PhD, MPM Senior Vice President, Global Regulatory Affairs & Manufacturing	30,000

The stock option granted to each Executive has (i) a vesting commencement date of January 19, 2018, (ii) an exercise price of $9.18 per share, the closing price of the Company’s common stock on January 19, 2018 and (iii) a term of 10 years from the grant date. Twenty-five percent of the shares subject to the option granted to each Executive will vest on the one-year anniversary of the vesting commencement date, and the remainder will vest in 36 equal monthly installments thereafter, subject to the Executive’s continued service with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVID THERAPEUTICS INC.

By:	/s/ Yaron Werber
Yaron Werber
Chief Business and Financial Officer

Dated: January 24, 2018